Destra MULTI-ALTERNATIVE FUND

Class I Shares (MSFIX)	Class A Shares (MSFDX)	Class T Shares (MSFYX)	Class C Shares (MCFDX)

August 27, 2019

Supplement to the Prospectus dated July 1, 2019,

as revised July 10, 2019

and

the Statement of Additional Information (“SAI”)

dated July 1, 2019

Effectively immediately, UMB Fund Services, Inc. has replaced the Fund’s previous fund administrator, fund accounting agent, transfer agent, and distribution paying agent. Accordingly, all correspondence or requests for additional information regarding the Fund, including requests for information regarding the Fund’s dividend reinvestment program, should be directed to:

Destra Multi-Alternative Fund
c/o UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212 844-9DESTRA (933-7872)

Please retain this Supplement for future reference.